UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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Applied Materials, Inc.

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Your Vote Counts! APPLIED MATERIALS, INC. 2022 Annual Meeting Vote by March 9, 2022 11:59 PM ET APPLIED MATERIALS 3225 OAKMEAD VILLAGE DRIVE P.O. BOX 58039, M/S 1241 SANTA CLARA, CA 95054 D65653-P65858 You invested in APPLIED MATERIALS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on March 10, 2022. Get informed before you vote View the Proxy Statement and Annual Report to Shareholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 24, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # PV Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* March 10, 2022 11:00 a.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/AMAT2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Rani Borkar For 1b. Judy Bruner For 1c. Xun (Eric) Chen For 1d. Aart J. de Geus For 1e. Gary E. Dickerson For 1f. Thomas J. Iannotti For 1g. Alexander A. Karsner For 1h. Adrianna C. Ma For 1i. Yvonne McGill For 1j. Scott A. McGregor For 2. Approval, on an advisory basis, of the compensation of Applied Materials’ named executive officers for fiscal year 2021. For 3. Ratification of the appointment of KPMG LLP as Applied Materials’ independent registered public accounting firm for fiscal year 2022. For 4. Shareholder proposal to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting. Against 5. Shareholder proposal to improve the executive compensation program and policy, such as to include the CEO pay ratio factor and voices from employees. Against NOTE: The proposals to be voted on may also include such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D65654-P65858